                                                                    Exhibit 25.1
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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
                              ___________________

                                   FORM T-1
                              ___________________

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                             _____________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)
                              ___________________

                            SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)


25 PARK PLACE, N.E.
SUITE 1100
ATLANTA, GEORGIA                              30303           58-0466330
(Address of principal executive offices)      (Zip Code)   (I.R.S. employer
                                                          identification no.)

                              ___________________


                                RONALD PAINTER
                            SUNTRUST BANK, ATLANTA
                              3495 PIEDMONT ROAD
                            BUILDING 10, SUITE 810
                            ATLANTA, GEORGIA 30305
                                (404) 240-1932
           (Name, address and telephone number of agent for service)
                              ___________________

                       NATIONAL SERVICE INDUSTRIES, INC.



                DELAWARE                                       58-0364900


                (State or other                            (IRS employer
                jurisdiction of incorporation             identification no.)
                or organization)



           1420 PEACHTREE STREET, N.E.
                ATLANTA, GEORGIA                              30309-3002
           (Address of principal executive offices)           (Zip Code)

                              ___________________



                    Senior Debt Securities to be Registered
                      (Title of the indenture securities)

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

1.   General information.
     -------------------

     Furnish the following information as to the trustee--


          Name and address of each examining or supervising authority to which it is subject.


          DEPARTMENT OF BANKING AND FINANCE,
          STATE OF GEORGIA
          ATLANTA, GEORGIA

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.


          Whether it is authorized to exercise corporate trust powers.


          YES.

2.   Affiliations with obligor.
     -------------------------


     If the obligor is an affiliate of the trustee, describe each such affiliation.


     NONE.


16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463.)

     (2) A copy of the certificate of authority of the trustee to commence business. (included in Exhibit 1.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (included in Exhibit 1.)

     (4) A copy of the existing by-laws of the trustee. (included in Exhibit 4 to Form T-1,

          Registration No. 333-25463.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 1999.

                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Suntrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 21st day of July, 1998.


                                             SUNTRUST BANK, ATLANTA




                                             By: /s/ RONALD PAINTER
                                                 -------------------------------
                                                     RONALD PAINTER
                                                     Vice President

                             EXHIBIT 1 TO FORM T-1




                            ARTICLES OF ASSOCIATION
                                      OF
                            SUNTRUST BANK, ATLANTA

                             EXHIBIT 2 TO FORM T-1



                           CERTIFICATE OF AUTHORITY
                                      OF
                            SUNTRUST BANK, ATLANTA
                             TO COMMENCE BUSINESS

                             EXHIBIT 3 TO FORM T-1



                                 AUTHORIZATION
                                      OF
                            SUNTRUST BANK, ATLANTA
                      TO EXERCISE CORPORATE TRUST POWERS

                             EXHIBIT 4 TO FORM T-1



                                    BY-LAWS
                                      OF
                            SUNTRUST BANK, ATLANTA

                             EXHIBIT 6 TO FORM T-1



                              CONSENT OF TRUSTEE



     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior Debt Securities of National Service Industries, Inc., Suntrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                             SUNTRUST BANK, ATLANTA


                                             By:/s/ RONALD PAINTER
                                                -------------------------------
                                                    RONALD PAINTER
                                                    Vice President

                                 EXHIBIT 7 TO FORM T-1



                                 REPORT OF CONDITION

SUNTRUST BANK ATLANTA       Call Date:  03131/98  State #:  130330  FFIEC 031
P.O. BOX 4418 CENTER 632    Vendor ID:  D          Cert #:   00867  RC-1
ATLANTA, GA 30302           Transit #:  61000104

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                                                                                                                                C400
SCHEDULE RC - BALANCE SHEET
                                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
ASSETS
1.     Cash and balances due from depository institutions (from Schedule RC-A):                              RCFD
                                                                                                             ----
        a.   Noninterest-bearing balances and currency and
             coin (1).................................................................................       0081       867,073  1.a

        b.   Interest-bearing balances (2)............................................................       0071         4,574  1.b

2.      Securities:
        a.   Held-to-maturity securities (from Schedule  RC-B, column A)..............................       1754            0  2.a
        b.   Available-for-sale securities (from Schedule  RC-B, column D)............................       1773    3,322,133  2.b
3.      Federal funds sold and securities purchased under agreements to resell........................       1350      796,683   3.
4.      Loans and lease financing receivables:                                     RCFD
                                                                                   ----
        a.   Loans and leases, net of unearned income (from  Schedule RC-C).....   2122     11,210,585                          4.a

        b.   LESS: Allowance for loan and lease losses..........................   3123        134,515                          4.b

        c.   LESS: Allocated transfer risk reserve..............................   3128              0                          4.c

        d.   Loans and leases, net of unearned income, allowance,
             and reserve (item 4.a minus 4.b and 4.c)...........................   2125     11,076,070                          4.d


                                                                                                             RCFD
                                                                                                             ----
5.      Trading assets (from Schedule RC-D)...........................................................       3545       16,724   5.
6.      Premises and fixed assets (including capitalized leases)......................................       2145      101,431   6.
7.      Other real estate owned (from Schedule RC-M)..................................................       2150        1,387   7.
8.      Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)......       2130       12,664   8.
9.      Customers' liability to this bank on acceptances outstanding..................................       2155      350,591   9.
10.     Intangible assets (from Schedule RC-M)........................................................       2143       16,265  10.
11.     Other assets (from Schedule RC-F).............................................................       2160      149,944  11.
12.     Total assets (sum of items 1 through 11)......................................................       2170   16,715,539  12.

-------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK ATLANTA        Call Date:       03/31/98                      State #:              130330             FFIEC 031
P.O. BOX 4418 CENTER 632     Vendor ID:       D                             Cert #:               00867              RC-2
ATLANTA, GA 30302            Transit #:       61000104

SCHEDULE RC - CONTINUED
                                                                    Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
13.    Deposits:
       a.    In domestic offices (sum of totals   of columns A and C from Schedule RC-E,          RCON
                                                                                                  ----
       part I)..............................................................  RCON                2200          7,190,048   13.a
                                                                              ----
       (1) Noninterest-bearing (1)..........................................  6631    2,439,599                             13.a.1
       (2) Interest-bearing.................................................  6636    4,750,449                             13.a.2

       b.    In foreign offices, Edge and Agreement subsidiaries, and IBFs..                      RCFN
             (from Schedule RC-E, part II)..................................  RCFN                ----
                                                                              ----                2200            855,056   13.b
       (1) Noninterest-bearing..............................................  6631            0                         0   13.b.1
       (2) Interest-bearing.................................................  6636      855,056   RCFD                      13.b.2
                                                                                                  ----

14.    Federal funds purchased and securities sold under agreements                                             3,858,832   14
       to repurchase...........................................................................   2800
                                                                                                  RCON
                                                                                                  ----
15.    a.    Demand notes issued to the U.S. Treasury..........................................   2840                  0   15.a


                                                                                                  RCFD
                                                                                                  ----
       b.    Trading liabilities (from Schedule RC-D)..........................................   3548                  3   15.b

16.    Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
       a.    With a remaining maturity of one year or less.....................................   2332            564,410   16.a
       b.    With a remaining maturity of more than one year through...........................   A547              2,530   16.b
             three years
       c.    With a remaining maturity of more than three years................................   A548                  0   16.c

17.    Not applicable
18.    Bank's liability on acceptances executed and outstanding................................   2920            350,591   18
19.    Subordinated notes and debentures(2)....................................................   3200            250,000   19
20.    Other liabilities (from Schedule RC-G)..................................................   2930          1,232,470   20
21.    Total liabilities (sum of items 13 through 20)..........................................   2948         14,303,940   21
22.    Not applicable
EQUITY CAPITAL
23.    Perpetual preferred stock and related surplus...........................................   3838                  0   23
24.    Common stock............................................................................   3230             21,601   24
25.    Surplus (exclude all surplus related to preferred stock)................................   3839            573,406   25
26.    a.    Undivided profits and capital reserves............................................   3632            611,847   26.a
       b.    Net unrealized holding gains (losses) on available-...............................   8434          1,204,745   26.b
             for-sale securities
27.    Cumulative foreign currency translation adjustments.....................................   3284                  0   26
28.    Total equity capital (sum of items 23 through 27).......................................   3210          2,411,599   28
29.    Total liabilities and equity capital (sum of items 21 and 28)...........................   3300         16,715,539   29
MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.     Indicate in the box at the right the number of the statement below
       that best describes the most comprehensive level of auditing work performed for the bank   FCFD             Number
                                                                                                  ----
       by independent external auditors as of any date during 1997.............................   6724                  2    M.1

1 =    Independent audit of the bank conducted in         4 =  Directors' examination of the bank performed by other
       accordance with generally accepted auditing             external auditors (may be required by state chartering
       standards by a certified public accounting firm         authority)
       which submits a report on the bank

2 =    Independent audit of the bank's parent holding     5 =  Review of the bank's financial statements by
       company conducted in accordance with generally          external auditors
       accepted auditing standards by a certified         6 =  Compilation of the bank's financial statements
       public accounting firm which                            by external auditors
       submits a report on the consolidated holding
       company (but not on the bank separately)           7 =  Other audit procedures (excluding tax preparation work)

3 =    Directors' examination of the bank conducted in    8 = No external audit work
       accordance with generally accepted auditing
       standards by a certified
       public accounting firm (may be required by state
       chartering authority)

________
 (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
 (2) Includes limited-life preferred stock and related surplus,